DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.


17 February 1995

Mr. Roman Michalowski, President
Westcon
150 Main Street
Eastchester, N.Y. 10707

Dear Roman,

Please find attached a new discount schedule, offered as an amendment to your current contract with Xylogics. I am pleased to be able to notify you of any increase in your base discount, as well as a streamlining of procedures which should dramatically decrease the paperwork and the NSP's we presently need to track.

Based on our successful first year of partnership, it is Xylogics' intent to grant to Westcon the highest discounts we offer any reseller. In addition to these standard discounts, Xylogics will rebate ** incremental discount on sales to XARs, based on POS reporting, to continue to foster support of the XAR program.

Please look over the attached replacement for Appendix "C" of the contract, and bring any issues or concerns to me. We would also be happy to discuss this and any other issue at our upcoming meeting on the 24th.


Sincerely,


Jeffrey Joy
Westcon Account Manager, Xylogics

                      Value-added 2-tier Distributor
                                 Agreement



Made between:

    Westcon, Inc.                   and Xylogics, Inc.
    150 Main Street                 53 Third Avenue
    Eastchester, N.Y.  10707        Burlington, MA  01803
    Telephone:  (914) 779-4773      Telephone:  (617) 272-8140

    a New York Corporation,         a Delaware Corporation,
    hereinafter referred to as      hereinafter referred to as
    "Distributor".                  "Xylogics".


                            W I T N E S S E T H


WHEREAS, Xylogics designs, develops, manufactures, markets and maintains networking communications software and equipment and licenses its own and third parties related software (hereinafter referred to as "Products"); and

WHEREAS, Xylogics desires to achieve both increased efficiency and effectiveness in the distribution of Products to ultimate Enduser customers by securing additional qualified sales channels
("Resellers") for the distribution of its Products to Enduser
Customers; and

WHEREAS, Distributor unconditionally represents to Xylogics that Distributor is experienced in the sale and support of such Products, possesses the necessary expertise, resource and investment capital in and for the successful qualification, sale and support of Products to
Resellers, and in so doing, represents that it brings the desired efficiency and effectiveness to the sale of Xylogics Products; and

WHEREAS, Distributor desires to purchase such Products from Xylogics, and to resell them, utilizing this experience and capability, to Resellers;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein the parties hereto hereby agree as follows:

 Distributor and Xylogics agree that the following terms and conditions will govern the sale by Xylogics of the Products covered under this Agreement to Distributor. All appendices attached to this
Agreement are incorporated in its terms, and may not be amended except as provided for in this Agreement.

1. DEFINITIONS: The following words used in this Agreement have the meanings given to them below:

    (a)  "You", "Distributor" and "Value-Added Distributor" mean
         "Distributor", as defined above.

    (b)  "We", "Xylogics" and "Manufacturer" mean Xylogics, Inc.

    (c) "Our" means the parties Distributor and Xylogics, Inc., jointly.

    (d) "Agreement" means this Agreement No. 373 between the parties
         Distributor and Xylogics, and includes the following five
         (5) Appendices:

         Appendix "A":  Xylogics' current "Enduser Price List"
                        indicating current undiscounted pricing for all Xylogics products and services.

         Appendix "B":  The complete and sole list of all
                        "Products", including hardware, software and
                        services, offered for sale by Xylogics to Distributor under this Agreement.

         Appendix "C":  The Discount percentage and terms thereof,
                        which Distributor is hereby authorized to apply to the "Products" "Enduser List Prices" so as to calculate Distributor's net
                        purchase price from Xylogics for
"Products".

         Appendix "D":  Distributor Sales and Marketing Plan.

         Appendix "E":  Xylogics' End-User Software License
                        Agreement.

    (e)  "Reseller", "VAR" mean the various dealers, VARs, VADs,
         Integrators, and other business entities which purchase
         Products from Distributor explicitly for resale (not internal use) to Enduser Customers.

    (f) "Enduser Customer" means the parties purchasing the Products from Reseller explicitly for their own internal consumption, not for resale.

    (g) "Product(s)" means any and all hardware, software and services offered for sale to Distributor by Xylogics, as set
         forth and described exclusively in Appendix "B" to this Agreement.

    (h)  "Territory" means the geographic area known as North
         America; namely, the countries: The United States of America, Canada and Mexico.

    (i)  "Year" means Xylogics' Fiscal Year, which begins
         November 1st and concludes October 31st of the succeeding calendar year.

    (j) "Quarter" means any one of the four (4) Xylogics' fiscal quarters that commence on the first day of Xylogics'
fiscal
         months November, February, May and August, and conclude on the last day of Xylogics' fiscal months January, April,
July
         and October, respectively, and together comprise Xylogics'
         Fiscal "Year".

    (k) "Discount" means the discount percentage off of the Enduser
         List Price (Appendix "A") of Product(s) offered for sale (Appendix "B"), which Distributor may purchase for the
Term
         of this Agreement, and which is described in Appendix "C" to this Agreement.

    (l) "Value-Added" or "Value" when used to describe Distributor or Reseller means the innate aptitude and demonstrated ability to apply sufficient and qualified resources to adequately market, consult on, sell, install and support Products sold to Enduser Customers.

    (m) "Term" refers to the length of time of effectivity of this Agreement, which is one (1) calendar year from the beginning
         date of the Agreement, as shown below in Section 2.

2. TERM: This Agreement shall be in effect for one (1) year commencing on May 13, 1994 and shall be automatically renewed
and
    extended on each anniversary date thereafter for an additional one
    (1) year period, until terminated or modified by either party, as provided below.

 3. RELATIONSHIP OF PARTIES: The relationship between the Parties shall be that of independent contractors, with Distributor being hereby appointed to serve as Xylogics' exclusive
Value-added
    2-tier Sales Agent for resale of the Product(s) according to the specific marketing restrictions as defined in this Agreement, within the Territory during the Term of this Agreement.
Xylogics
    shall retain the right to distribute the Products within the Territory through other channels, including other resellers, or directly. Neither party shall have the right to bind the other,
    to act as its legal agent, nor to make any commitment on behalf of the other in any way. Distributor further agrees that in accepting this appointment, and in consideration of the terms, conditions, and prices provided hereunder, it recognizes that it
    is to resell Xylogics Products exclusively to Resellers of the Xylogics Products with the Value described herein.

4. DISTRIBUTOR'S RESPONSIBILITIES: Distributor shall cooperate with and assist Xylogics in performing Xylogics' obligations under this Agreement, and as a Value-Added Distributor shall utilize its best efforts to promote the marketing and sale of the
    Products in the Territory for the benefit of both parties. Distributor agrees that the fulfillment by Distributor of its responsibilities represents the basis of the bargain hereunder
and
    the principal consideration for Xylogics offering the Xylogics products listed in Appendix "B" for sale to Distributor. These responsibilities include:

    (a) SALES AND MARKETING "PLAN": To permit mutual market planning and sales resource allocation, as well as providing
         for a way of measuring the success of the goals of this Agreement, Distributor shall create and submit to Xylogics a Sales and Marketing Plan (hereinafter called "PLAN"), the
         scope of which will cover the Term of the Agreement. This Plan forms the basis for substantiating much of the Distributor's Value under this Agreement and as such is of the essence of this Agreement. Upon acceptance of this
Plan
         by Xylogics, this Plan will be incorporated into this Agreement as Appendix "D". The Sales and Marketing Plan will include at a minimum the following content:

           (i) TARGET MARKET: Recruiting and servicing value-added resellers is at the core of the behavior a successful Distributor under this agreement. Therefore substantial effort should be made in defining and differentiating the targeted market in a way that demonstrates the Distributor's Value in recruiting and supporting such targeted resellers.

           (ii) SALES QUOTA: Given that both parties will be committing substantial and valuable sales and marketing resources towards the sale of Product(s) under this Agreement, the establishment and attainment of a Distributor's sales Quota is mutually agree to be very important. Xylogics and Distributor shall jointly establish the Quota at the beginning of each new contract Term. Such Quota shall be based substantially upon Xylogics' net sales to Distributor during the preceding Term, and the expected growth in such sales during the current Term, if the Distributor has been a prior contractor. If the Distributor is a new contractor with Xylogics, then Quota will be based upon sales and financial information provided by the Distributor which substantiates Distributor's and Xylogics' belief that Distributor can achieve a sales volume of Quota during the contract Term. Substantial failure of
                   Distributor to achieve Quota shall, at Xylogics option, be deemed a failure of Distributor's responsibilities under this Agreement.

           (iii) BILL-BACK: Under no circumstances will there be any bill-back or retro-active charges to Distributor in conjunction with this failure to reach Quota.

           (iv) RESOURCES: The Sales and Marketing plan shall include a description of the sales and support resources that the Distributor will be committing
                   to the sales and marketing of Xylogics'
Products,
                   and the percentage of time those resources are expected to be deployed in the development of Xylogics' business.

           (v) MARKETING PROGRAMS: All planned Marketing activities during the Term of the agreement for the purpose of promoting Products to Resellers and Customers in target market in the Territory shall be described in the following format:
                   Project description, date(s) of execution,
Target
                   Market, Distributor and Xylogics resources required, projected cost (if funding from Xylogics is expected), Measurement to be used to determine success, ROI calculation. All projects
                   which use co-op marketing funds must have a co-op
                   marketing worksheet completed and approved before
                   funding is assured.

           (vi) BEST EFFORTS: Xylogics and Distributor agreed that a well-conceived and executed Sales and Marketing Plan demonstrates Distributor's desire to promote the sale of the Products in an effective manner, and to maintain and promote the
                   goodwill of Xylogics at all times. Distributor shall use its best efforts and shall devote such time and resources as may be necessary to fully execute and achieve the goals of the Sales and Marketing Plan.

           (vii) PLAN UPDATES: It is agreed by Distributor that while the scope of the Plan is one (1) year, updates to the Plan will be provided on a rolling
                   Quarterly basis, so as to keep the Plan
                   reflective of current marketing activities.
Most
                   importantly, coincident with any renewal of this Agreement, Distributor will provide to Xylogics a new and updated Sales and Marketing Plan no later than the end of the first month of each new
                   contract Term. Any such updated Plan once accepted by Xylogics will amend the Agreement's Addendum "D", and supersede any previously accepted Sales and Marketing Plan.

    (b) SALES TERRITORY: Distributor agrees to market and sell only to Resellers within the Territory covered by this Agreement.
         This territory is non-exclusive and Xylogics reserves the right to market products at any time directly or through Resellers into the Territory. Distributor will not be entitled to any commission, discount or other compensation with respect to or on account of such sales.

    (c)  PERSONNEL:

           (i) SELECTION: Distributor shall maintain its own competent and aggressive sales and technical support personnel to provide for appropriate demonstration and support of the Products, including timely and effective response to inquiries from Resellers and potential Resellers regarding the actual or possible application, installation, use, care and service of the products, both before and after the sale.

           (ii) TRAINING: Xylogics shall periodically make regionally available, the sales and technical training which Xylogics deems necessary and appropriate for the purpose of assisting the Distributor in meeting its commitments under this
                   agreement. Distributor's responsibility under this Agreement shall be to make its best efforts,
                   at its expense, to have those employees engaged in the sales and support of Xylogics' products participate in such training, and to employ any other training materials supplied by Xylogics in a timely manner. Failure to participate in such training shall be considered a failure of the reseller to meet its commitments to maintain trained personnel under this Agreement.

    (d) RESELLER RECRUITMENT, TRAINING AND SUPPORT: Aware that Xylogics networking Products are technically complex and require both pre-sales consultation and post-sales installation and support, Distributor recognizes its obligation to recruit resellers to resell Products who can satisfactorily configure, demonstrate, install and use
Annex
         products, so that each Enduser Customer's needs may be professionally assessed and fulfilled. Distributor further
         agrees to insure that its Resellers provide, first-call support of all Customer sales during the first 30-day period
         after the sale, to insure that Product is satisfactorily installed and operational. To this end, Distributor will specifically recruit resellers with an adequate number of skilled technical personnel who can fulfill the value-added
         responsibility of providing such pre-sale consultation and post-sale support. Distributor shall provide its
Resellers
         with sufficient training, pre-sale installation consultation, and post-sale technical support to ensure the
         timely and satisfactory sales of the Products and thereby maintain and enhance Xylogics goodwill and brand integrity.

    (e) MODIFICATIONS TO PRODUCT(S): As the intent of this agreement is to resell labeled and branded Products in which Xylogics has invested substantial market development resources and goodwill, Distributor shall not make any modifications or alterations to any of the Products which may or may not affect the appearance, form, fit or function
         of the Products without Xylogics' prior written consent.

    (f) SALES RECORDS: Distributor shall permanently maintain accurate, true, and complete records of all sales of Xylogics products, including originals of all customer invoices, and shall make such records available to
Xylogics
         or Xylogics' designee during regular business hours, upon reasonable notice, for purposes of enforcement of the terms
         and conditions of this Agreement. Distributor shall provide accurate and timely Point-of-Sale reporting to Xylogics for the purpose of sales commission payments, marketing and market research, and safety/recall notification, should such
         be required. Xylogics agrees to maintain all such information in strict confidence, and to only make it available to those Xylogics personnel with a need to access
         such data for the stated purposes.

5. XYLOGICS' RESPONSIBILITIES: Xylogics shall cooperate with and assist Distributor in performing Distributor's obligations under
    this Agreement, and shall utilize its best efforts to promote the marketing and sale of the Products in the Territory for the benefit of Xylogics' Distributors, specifically:

    (a) TRAINING: Xylogics shall periodically make regionally available appropriate sales and technical training for the purpose of assisting the Distributor in meeting its commitments under this agreement. Xylogics shall give Distributor at least 30 days advance notice of such training, so that Distributor may make the personnel accommodations necessary to allow those individuals who sell, train, and support Xylogics products to attend the training for its duration.

    (b) COLLATERAL: Xylogics shall provide Distributor with reasonable quantities of nonproprietary sales aids, product
         briefs, brochures and similar literature and materials normally made available at no charge with respect to Xylogics Products, as Xylogics may prepare. Xylogics shall
         also provide Distributor with one (1) set of its Product User's Manuals, and periodic training materials per employee at no charge. Bulk quantities of materials used in
         support of mailings, etc. will be available as chargeable to
         Distributor at Xylogics' cost for printing and preparing such materials.

    (c) TECHNICAL SUPPORT: Providing that Distributor has met its training obligations, Xylogics shall provide Distributor with such technical training and support as may be necessary
         to assist Distributor in carrying out its Customer
Training
         and Support obligations effectively under this Agreement.

    (d) QUALITY: Xylogics shall continuously maintain and improve its Total Quality Management (TQM) program and procedures so
         as to ensure that the Products are of a high quality and reliability so as to maintain and enhance Distributor and Xylogics' good will and brand image.

    (e) MARKETING ASSISTANCE: To permit mutual market planning and sales resource allocation, as well as providing for a way of measuring the success of the goals of this Agreement, Xylogics sales and marketing personnel will actively assist
         Distributor in developing the Sales and Marketing Plan referenced in Paragraph 4a, for the purpose of enabling Distributor's best efforts to promote and sell the
Products
         in an effective manner. In addition to this marketing consulting, Xylogics will make best efforts to make available to Distributor the creative resources of its Marketing Communications department in an effort to reduce outside costs in planning and producing media placements
and
         events.

    (f) CO-OPERATIVE MARKETING FUNDING (CO-OP) POLICY: On behalf of
         Distributor, Xylogics accrues a percentage of Distributor's net purchases from Xylogics and makes them conditionally available for funding marketing activities which promote the
         sale of Products through that specific Distributor. This Policy is based on Xylogics' belief that the Distributor should guide the decision on how to best spend monies to promote Xylogics' products and services in their
Territory,
         and that Xylogics contributes funding, design/creation help and sales representation. Cooperative Marketing Funds ("Co-op") are expressly intended to promote local, targeted,
         lead generating and marketing awareness programs which a Distributor or their Reseller may wish to execute, and which substantially or exclusively showcase Xylogics products and services. Where such activities are paid by distributor, a reimbursing credit is made to Distributor's account with Xylogics based on the current Cooperative Marketing Funds Policy. These funds are not meant to be used to defray non-sales related expenses. In any case, the
         use of these funds is always subject to prior approval by Xylogics, and a post-execution audit is required before reimbursement to insure that the program met the initially approved plan and approved dollar target. Xylogics may, at
         its sole discretion, change the amount of accrual, reimbursement and/or other policy guidelines by issuing to Distributor a revision of the Cooperative Marketing Funds Policy. It is the Distributor's responsibility to insure that its future planned expenditures meet the current guidelines for reimbursement. A copy of the current Co-operative Marketing Policy is available upon request.

    (g) MARKET DEVELOPMENT FUNDING, (MDF): From time to time in reviewing Distributors' Sales and Marketing Plans,
Xylogics,
         at its sole discretion may select certain projects which appear unique or particularly valuable to Xylogics overall Marketing efforts. In these cases, Xylogics will entertain
         funding or partially funding these projects ourselves, rather than relying upon accrued co-op funds or other reseller financial participation. Distributor is encouraged
         to present ideas for such projects to Xylogics for review and possible consideration.

6. PRODUCT OFFERING. Xylogics may add to or delete specific items from the list of Products under this Agreement (Appendix "B"), including altering the fit, form, function, or altogether discontinuing the manufacture or sale of, or otherwise rendering
    or treating as obsolete, any or all of the Product(s) covered under this Agreement, by providing written notice of such change
    to Distributor as an amendment to Appendix "B" with 30 day notice of affectivity. With such notice, Xylogics shall make available documentation describing such modifications available to Distributor. Distributor has 60 days from the time of written notice to place orders for product which is being removed from availability, discontinued, or otherwise modified, and to notify
    Xylogics of any outstanding contracts, commitments, or other extenuating circumstances which may require that Distributor request of Xylogics to continue to provide existing Product for
    a period of time beyond Xylogics contractual commitments.

7. SOFTWARE LICENSES. Distributor hereby acknowledges that all Software, including any subsequent updates, purchased by or provided to Distributor by Xylogics under this Agreement, is intended for use by Distributor only for resale, in accordance with the terms and conditions of Xylogics' standard "Break-The-Seal End-User Software License Agreement", a copy of which is attached to this Agreement as Appendix "E". Under this
    Agreement, Title (entitlement to use) to the software passes directly from Xylogics to the Enduser Customer by the breaking of
    the seal on the container. Enduser Customer may grant to Distributor or to Reseller the right to break the seal and install
    the software as their agent for the sole purpose of assisting the
    Customer in the utilization of their purchase of Xylogics product.
    Distributor may under no circumstances break the seal on any software item for any other purpose, and is specifically enjoined
    from making copies of software, including any subsequent updates, purchased by or provided to Distributor by Xylogics.
Distributor
    shall ensure that every copy of software which it purchases from
    Xylogics and resells and/or distributes to its Resellers and/or Enduser Customers shall be sealed, and subject to and protected by Xylogics' standard "Break-the-seal End-User Software License Agreement" accompanying the software.

8. PRICING. The prices for the Products to Distributor under this Agreement are set forth in Xylogics' Enduser Price List, a copy of which is attached to this Agreement as Appendix A, coupled with
    the applicable discount terms which are shown in Appendix "B".

    (a)  PRICE CHANGES:  Xylogics may change the List Price
(Appendix
         "A") of some or all Products (Appendix "B"), or introduce new Products and Prices, by providing written notice of such
         change to Distributor as an amendment to Appendix "A" with a 30 day notice of effectivity. Distributor has 30 days from the time of notice to place orders for immediate delivery of affected product, at the old Prices. Upon effectivity, this amended version of Appendix "A" shall supersede any other.

    (b) TAXES: Distributor shall have the sole responsibility to provide Xylogics with valid sales and usage tax exemption certification for all ship-to addresses for which Distributor desires to receive shipments. For those addresses for which Xylogics does not have a valid certificate on file, Distributor agrees to pay any and all applicable sales or use taxes pertaining to the sale or use
         of the Products which may be incurred by Xylogics in the course of doing business.

    (c)  SALES TO INTERNATIONAL CUSTOMERS OUTSIDE OF THE TERRITORY:

         Distributor shall only sell Product outside the Territory with Xylogics' express written consent. All such Product will be ordered by Distributor for direct delivery by Xylogics to Distributor's Customer (drop-shipped), and Distributor will be invoiced at Distributor's discount off of Xylogics' International Price List, the pricing of which
         shall in this instance supersede the pricing attached in Appendix A of this agreement. Such international prices are
         generally higher than the prices set forth in Xylogics'
End
         User (Domestic) Price List and reflect the higher cost of doing business internationally, including providing all applicable export certification. Xylogics shall provide Distributor with a copy of Xylogics' International Price List upon request.

9. PRICE PROTECTION: As provided for above, Xylogics will give notice to Distributor of any pending price changes.
Distributor
    is protected by Xylogics from price changes, providing that within
    30 days of any such notice, Distributor provides to Xylogics a true and accurate inventory report prepared on the date that notice was served, which demonstrates the quantity on hand, Xylogics part number, description and Distributor's cost of such
    affected Items in stock. Xylogics will apply such a credit to Distributor's account as is required to negate the net price differential for the items in stock.

10. ORDERS: Distributor shall initiate deliveries of the Products under this Agreement by written Purchase Orders, or facsimiles thereof. Such Orders shall reference this Agreement, and identify
    the Products ordered by Product Number, quantity and price, request specific shipment dates, specify shipping instructions
and
    specific whether or not partial shipments are acceptable to Distributor.

    (a)  Acceptance.  Xylogics shall not accept any Order without
a
         hard copy Purchase Order or a facsimile thereof.   Orders
         which do not request specific shipment dates cannot be accepted. Acceptance of all Orders is subject to credit approval.

    (b) Minimum Order Value. The minimum Purchase Order value shall be $1,000.

    (c) Acknowledgment. Xylogics shall acknowledge each Order accepted in writing within ten (10) days after receipt of order (A.R.O.), and shall confirm the shipment schedule for the Order.

    (d) Rescheduling and Cancellation. Since Xylogics' manufacturing system schedules product delivery based upon the receipt of a firm P.O., once an order has been accepted and acknowledged, Distributor may reschedule or cancel orders only by providing at least thirty (30) days prior written notice to Xylogics (Facsimile is acceptable).
         Orders may not be rescheduled for delivery beyond the Term of this Agreement, nor will purchase order terms be honored
         for Products with delivery dates exceeding 6 months from date of receipt of order, except by special arrangement in writing from Xylogics.

    (e) Delivery, Transportation, Risk of Loss. All prices are F.O.B. Burlington, Massachusetts 01803, U.S.A. and do not include Transit insurance. In the absence of specific instructions from Distributor, Xylogics will select the carrier and will not insure the shipment. Such carrier shall not be the agent of Xylogics, nor shall Xylogics assume any liability regarding the shipment, including risk
         of loss or damage to Xylogics Products. All transportation and insurance charges and risk or loss relating to shipment shall become by Distributor as such shipment is F.O.B.
         Burlington, MA.

    (f) Export Liability. Distributor agrees to not export directly or indirectly, any U.S. source technical data, including Products and software, acquired from Xylogics, to any Country listed as being under restricted export control by the U.S. Department of Commerce, or other applicable U.S. Government Agency, or to any destination prohibited by applicable laws and regulations of the United States of America, unless specific written consent is first obtained.
         Further, Distributor agrees to assume full and complete liability for any such prohibited shipments, and hereby indemnifies Xylogics and its Officers from any liability incurred thereof.

11. STANDARD LEAD TIME AND SHIPMENT:

    (a) Xylogics is a manufacturing facility and builds product to meet projected shipment demand, not for stock. Therefore the Standard Lead Time for all Xylogics' Networking
Products
         varies and may be adversely affected by such factors as unexpected demand or component availability. Specific product shipment estimates are available upon request at any
         point in time. Xylogics shall confirm the shipment schedule for each Order on its Order Acknowledgment. Distributor may request in writing on its Purchase Order a shipment sooner than Xylogics' Standard Lead Time, and Xylogics shall make its best efforts to meet Distributor's requested shipment date; however, Xylogics cannot guarantee that such dates will be met.

    (b) All shipments use Xylogics standard packaging materials and procedures unless Distributor specifically requests special handling, which must be pre-negotiated for an additional fee.

12. TERMS OF PAYMENT:

    (a) Xylogics may grant to Distributor an open line of revolving
         30-day credit up to a maximum dollar amount, as determined by Xylogics. Xylogics may elect to accept cash-in-advance (C.I.A.) or cash-on-delivery (C.O.D.) as alternative forms of payment, or should Distributor credit line be placed on "credit hold" due to over-extension or non-payment.

    (b) If a credit line is granted, Xylogics shall invoice Distributor upon shipment of each Order. Xylogics'
standard
         terms of payment are net 30 days after date of invoice. Distributor shall pay all Xylogics' invoices on or before the due date specified on such invoices. A finance charge of 1% (one percent) per month, or the maximum allowable by law, will be assessed on all past due accounts.

    (c) Distributor hereby grants Xylogics a purchase money security interest in the Products to secure the payment of the outstanding, unpaid invoices. Such purchase money security
         interest permits Xylogics to take back the Products if Distributor fails to pay the invoices for such Products, in
         accordance with the terms of this Agreement. Such purchase money security interest shall expire upon receipt of payment of each invoice.

13. RETURN OF PRODUCTS: Distributor may be credited for the return of Products to Xylogics for any of three reasons: incorrect shipment; a claim for warranty service/replacement, or inventory
    stock rotation.  In all cases of return, Distributor shall request
    Xylogics to provide a Return Authorization (RA) Number for any Products to be returned. Xylogics shall validate Distributor's reason(s) for returning the Products to Xylogics, and upon successful validation shall issue an RA Number within thirty
(30)
    days of any request for same by Distributor. Distributor shall mark the RA Number prominently, both on the outside of its shipping container and on the Bill of Lading, and shall ship the
    Products to Xylogics, F.O.B. Distributor's place of business, freight and insurance prepaid. All shipments to Xylogics by Distributor without a valid RA Number shall be refused and returned freight collect.

    (a) With regards to Stock Rotation, Distributor may return for credit up to 150% of the previous Quarter's purchases within the first 2 months of the following Quarter, accompanied by an offsetting order for the same dollar amount, for the express purpose of balancing inventory to achieve a better overall in-stock position and move rate. Such returns must be sealed in original packaging and restockable, and follow the authorization procedure detailed
         below.

14. WARRANTY:

    (a) Xylogics warrants the Products to be free from defects in materials and workmanship under normal and proper use and service for the Warranty Periods shown in the Enduser
Price
         List ("Appendix A").

    (b) Change of Terms: Xylogics may change the warranty terms (Appendix "A") of some or all Products (Appendix "B"), or introduce new products and warranty terms, by providing written notice of such change to Distributor as an amended Appendix "A" with a 30 day notice of affectivity. Distributor has 30 days from the time of written notice to place orders for immediate delivery of affected product, under the old terms. Upon affectivity, this amended version
         of Appendix "A" shall supersede any other.

    (c) DOA Failure: In the event that a Product completely fails to function within the first thirty (30) days sale to Customer, the date to be verified by dated Customer
Invoice
         showing unit serial number, such Product shall be deemed Dead-On-Arrival (DOA). Distributor shall immediately replace the defective Product from its inventory, at no additional charge to Customer. Distributor must promptly notify Xylogics of a DOA claim, and shall obtain a valid
RA
         Number by contacting Xylogics' sales administration, whereupon Distributor may return the defective Product in its original packing material and container, insured freight
         collect to Xylogics. Upon receipt, Xylogics shall verity that the defects claimed are found to be in materials and/or
         workmanship, and then shall credit Distributor's account for the purchase price of the defective item per the original invoice.

    (d) Other In-Warranty Failure: Should any Product be found to be defective outside of 30 days, but within its warranty period, Customer or Distributor must promptly notify Xylogics of Warranty Claim, and shall obtain a valid RA Number by contacting Xylogics' sales administration, whereupon they may return the defective Product in its original packing material and container, insured freight collect to Xylogics. Upon receipt, Xylogics shall verify that the defects are found to be in materials and/or workmanship under normal and proper use and service. Xylogics shall, at its option, repair or reasonably replace
         Product without charge, and return it insured freight prepaid to originator within 14 working days of receipt.
If
         Xylogics is unable to repair or reasonably replace said Product within a reasonable time, Xylogics shall refund the
         Product's purchase price per the original invoice.

    (e) If upon examination of returned Product, Xylogics determines that the Product has been used outside published environmental parameters, altered or repairs attempted, subjected to misuse, improper maintenance, negligence, or accident, damaged by excessive current or otherwise, or had
         its serial number or seal or any part of thereof altered, defaced or removed. Xylogics shall inform owner of the costs to repair said Product, and will not begin to perform
         such repairs until owner places a Purchase Order for same.

         Xylogics shall ship any Products returned for such out of warranty service, repairs or replacement to Originator, F.O.B. Burlington, Massachusetts.

    (f) If upon examination, Xylogics determines that the Product is not defective, Xylogics shall invoice originator for said inspection "Test O.K. (TOK) Charge", as set forth in Xylogics' Price List, whether the Product is or is not under
         warranty. Xylogics shall ship any Products returned by originator and deemed to be Test OK upon inspection to Originator, F.O.B. Burlington, Massachusetts 01803 U.S.A.

    (g) The warranty and remedies set forth above are inclusive and are in lieu of and supersede all others, whether oral or written, express or implied. Due to the extremely broad application to which Products may be put, and the extent to
         which the environment may impact performance, Xylogics specifically disclaims any and all implied warranties, including, without limitation, warranties of merchantability
         and fitness for a particular purpose.

15. LIMITATION OF LIABILITY. Distributor's exclusive remedies concerning Xylogics' performance or nonperformance are those expressly stated in this Agreement. In no event shall Xylogics be responsible for any special, incidental, or consequential damages resulting from any breach of warranty, or under any other
    legal theory, including but not limited to lost profits, downtime, goodwill, damage to or replacement of equipment and property, nor any costs of recovering, reprogramming, or reproducing any program or data stored or used with Xylogics' products. In no event shall
    Xylogics be liable for any incidental, consequential, indirect, special or punitive damages of any kind, or for the loss of revenue, loss of business or other financial loss arising out of
    or in connection with the sale, installation, use, performance, failure or interruption of its Products. Furthermore, Xylogics shall not be liable for any damages claimed by Distributor based
    upon any third-party claim. Notwithstanding any other provision of this Agreement, Xylogics' maximum liability, with respect to any claim arising from this Agreement, shall not exceed the purchase price of the specific Product(s) named in the claim.

 16.     PATENT INDEMNITY.

    (a) Xylogics shall, at its expense, defend and indemnify Distributor against any claim that the Products sold to Distributor under this Agreement infringe upon any United States patent or copyright. Distributor shall notify Xylogics promptly of any such proceeding or claim, render to
         Xylogics any reasonable assistance as may be required, and grant Xylogics permission to direct the defense or settlement negotiations. Notwithstanding any other provision of this Agreement, Xylogics shall have no obligation to defend and indemnify Distributor for any infringement arising from the integration of Xylogics' Products together with other products provided by Distributor or its Customers.

    (b) Should any Product appear to be likely to become the subject of such a claim, Xylogics may, at its option, either
         (i) secure for Distributor at Xylogics' expense the right to continue use of such Product, or (ii) modify the infringing
         Product so that it no longer infringes without affecting Distributor's ability to use it. If neither of these alternatives is available on terms which appear to be reasonable to Xylogics, Xylogics shall instruct
Distributor
         to return the infringing Product to Xylogics, and refund the
         Product's purchase price to Distributor.

17. USE OF XYLOGICS' TRADEMARKS. Distributor acknowledges that Xylogics owns all rights, title and interest in the Xylogics name
    and logo, in the Annex name and logo, as well as in certain other trademarks owned by Xylogics, and used in connection with the Products. Xylogics shall grant Distributor conditional permission
    to use Xylogics' trademarks and trade names for the sole purpose of promoting and soliciting the sale of Products in the Territory on Xylogics' behalf. In any publication or public usage of Xylogics' trademarked names or logos, Distributor shall acknowledge that such trademarks are the property of Xylogics,
and
    that Xylogics' has granted Distributor its permission to use such trademarks. Distributor hereby acknowledges that Xylogics may retract such permission to use trade or other marks, at any time
    and at its sole option with no claim by Distributor of any type.

18. CONFIDENTIAL INFORMATION. Each party recognizes that certain information which may be provided to it by the other party in connection with fulfilling its obligations under this Agreement represents proprietary and valuable confidential information of the other party, and such confidential information shall be prominently marked with the Company name and the word "Confidential." Such information may include, but not be limited
    to price, product, discount, profitability, contract terms, competitive assessments, named accounts, sales records and any other similar trade information. Each party shall therefore accord such confidential information with at least as careful treatment as is accorded its own trade secrets. Neither party shall, without the prior written consent of the other, disclose such information in written, verbal, or other form to any other person other than those of its employees who must have access to
    such information in order to perform their obligations and responsibilities under this Agreement. All such employees shall
    be pledged to maintain such information in trust and confidence, and they and their Company, jointly and severally may be held responsible for any and all loss or damages, material or imputed,
    which may be sustained by the other party as a result of their failure to maintain the security of such confidential material, reasonable care not withstanding.

19. TERMINATION: Either party may terminate this Agreement for Cause or Convenience, as follows:

    (a) Termination for Cause. Either party may terminate this Agreement for Cause by providing at least thirty (30) days prior written notice to the other party in the event that the other party (1) breaches any of its obligations under any of the terms of this Agreement, (2) becomes insolvent,
         (3) makes an assignment of its business for the benefit of creditors during bankruptcy proceedings, or (4) undergoes
a
         significant change in the ownership or control of its business.

    (b) Termination for Convenience. Either party may terminate this Agreement for Convenience by providing at least ninety
         (90) days prior written notice to the other party.
Neither
         party shall in any way be entitled to any compensation for any loss, expense or damage incurred by reason of any Termination for Convenience. Upon termination of this Agreement, each party shall return to the other all confidential information in its possession, retaining no copies of the same.

    (c) Survivorship. Upon either normal termination or cancellation of this Agreement by either party, with or without cause, Distributor's specific rights as Agent under
         this Agreement cease, however all its obligations, as specified in this Agreement, whether to Xylogics, to Reseller or to Enduser Customer, for Products previously purchased and/or sold continue to survive despite such cancellation or termination. Should Distributor fail to perform its obligations, then Xylogics shall have the right to pursue its legal rights and remedies and recover from Distributor all losses suffered, including its legal fees and expenses expended in such efforts.

20. NOTICE. Any notices, requests, consents, amendments, demands and other communications relating to this Agreement shall be in writing and shall be deemed sufficiently given if deposited in the
    mail by the party giving notice (registered or certified, with return receipt requested if the sender so elects, or first class),
    postage prepaid properly addressed to the intended recipient.
Any
    such notice, request or demand so given shall be deemed given on the day of deposit in the mail by the party giving notice. Documents so delivered shall be presumed to have been received
and
    noted, where such notice is required under this Agreement.

21. AMENDMENT: Except as specifically provided for to the contrary in this Agreement, this Agreement may be amended solely by mutual
    written agreement between the individuals whose signatures appears below, or other designated officer of the parties to this Agreement.

22. JURISDICTION. This Agreement shall be interpreted and governed by the laws of the Commonwealth of Massachusetts.

23. ASSIGNMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto whether or not herein so expressed, but neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned by a party to this Agreement without the prior written consent of the other.

24. SEPARATION AND NONAGGREGATION OF PURCHASES: Each successive term of this Agreement and its associated Ordering and Delivery
Period
    shall be treated separately from any previous or subsequent terms and their respective Ordering and Delivery Period for the purpose of making any calculation under this Agreement, including but not limited to calculation of prices, charges, and credits, and for any other purpose; credits not utilized by Distributor during the
    particular term of this Agreement in which they were granted or available shall expire at the end of such particular term, and in
    no event may credits be redeemed for cash.

25. READJUSTMENT OF CONTRACT ON INVALIDITY: If any provision of this
    Agreement is declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though
    originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the
    provision shall be deemed deleted from this Agreement as though the provision had never been included herein. In either case, the
    remaining provisions of this Agreement shall remain in full effect.

26. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27. FORCE MAJEURE. Neither party shall be liable or deemed to be in default for delay or failure in performance under this Agreement or interruption of service resulting directly or indirectly from acts of God, civil or military authority, acts of
    public enemy, war, riots, civil disturbances, insurrections, accidents, fire, explosions, earthquakes, floods, the elements, strikes, labor disputes, fuel shortages or from failure to receive, on a timely basis, suitable parts, labor, materials or transportation; or from any other causes beyond the reasonable control of such party, and the time for performance so delayed shall be deemed extended for the period of such delay.

28. ENTIRE AGREEMENT. This Agreement supersedes and cancels any and all previous Agreements or understandings, oral or written, between the parties, including any and all terms or conditions contained on previously accepted Purchase Orders, Sales Acknowledgments or Invoices. This Agreement expresses the complete and final understanding of the parties. Both parties acknowledge that they have read this Agreement, understand it,
and
    agree to be bound by its terms, as evidenced by their authorized officers' signatures below.

 For:                             For:

Xylogics, Inc.                    Weston, Inc.



By:__________________________     By:__________________________
   Bernard D. Olmsted                Roman Michalowski
   Senior Vice President,            President
   Field Operations


this 20th day of May, 1994        this 13th day of May, 1994

APPENDIX "A"                                     Agreement   #373

XYLOGICS                U.S. Price List          February 1, 1994




                                 XYLOGICS

                                Price List

                                    For

              End-Users in the United States, Canada & Mexico


                        Effective February 1, 1994

                      - All Prices in U.S. Dollars -

                    Supersedes All Previous Price Lists



                             Table of Contents


Ordering Information . . . . . . . . . . . . . .      2

Communication Servers:

         Annex Three . . . . . . . . . . . . . .      3-5
         Annex Three Expansion & Upgrade Modules      4
         MicroAnnex XL . . . . . . . . . . . . .      6-8
         Software, Release 8.0 . . . . . . . . .      5, 8
         Optional Software Protocols . . . . . .      9

Terminal Servers:

         MicroAnnex ELS. . . . . . . . . . . . .      10-12
         Software, Release 7.1 . . . . . . . . .      12

Lan Modems for Novell Communications:

         MicroAnnex NCS. . . . . . . . . . . . .      13


Customer Assistance Programs:

         Technical Training Courses. . . . . . .      14
         Premium Customer Assistance . . . . . .      15-17
         Prioritized Support Response. . . . . .      18
         Express Hardware Replacement. . . . . .      19
         Automatic Software Updates. . . . . . .      20

Product Repairs or Replacement . . . . . . . . .      21




Ordering Location. . . . . . . . . . . . . . . .

You may order all Products and Services described in this Price
List
through your nearest Xylogics' office. For your convenience, all of our offices are listed on the last page of this Price List.

International Orders

All Orders destined for customers located outside of the U.S.A., Canada or Mexico must be entered at the Prices established in Xylogics' International End-User Price List (available upon request). In addition, you MUST declare the customs value (i.e. your resale price) for all line items on your Order, and allow for additional lead time to process the export license. There will be an additional charge of $250 to prepare an export license for drop-shipment to any customer located outside of the U.S.A.
Freight, transportation, customs duties & insurance are not included.

Terms of Payment

For pre-approved, open-credit customers, payment terms are in U.S. Dollars, net 30 days after date of shipment. For all other customers, payment terms are C.O.D. or cash-in-advance. Visa or MasterCard are also acceptable.

GSA Schedule

All Products and Services described in this Price List are available on GSA
Schedule GS00K 93AGS 6290. To place your Order, or to receive further information, please contact: Falcon Micro systems, Inc. 1100 Mercantile Lane
Landover, MD 20785-5337 Telephone:  (301) 341-0146 (800)677-0526
FAX:(301) 386-3583

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Order Acceptance

We will not accept your Order without a hard copy Purchase Order, or a
facsimile of same.   Acceptance of all Orders is subject to credit
approval.

Cancellation

You may NOT cancel your Purchase Order within 30 days of scheduled shipment.

Shipment

All shipments are F.O.B. Burlington, MA 01803  U.S.A.

Lead Time

The lead time for shipment of Products again st new Orders is generally five (5) to ten (10) days ARO. Most Products are available for Same Day or Next Day Shipment for a ** or **** nominal charge, respectively. The cost for Same Day or Next Day Shipment is (a) the sum of the extended Costs of all Products to be shipped, times (b) the corresponding percentage shown. Freight, transportation & insurance are not included. To utilize this service, please add the appropriate Product Number and Cost to your Order. In addition, we must receive AND accept your Order no later than 2:00 p.m., E.S.T ., in order to provide you with this service.

Description of Service Product Cost "Same Day Shipment" by
CS-SDS-100
****  6:00 p.m. the same day we accept your Order "Next Day
Shipment"
by CS-NDS-100 **** 5:00 p.m. the day after we accept your Order

                     Annex Three Communication Servers



Remember to Order ---
Annex Network Software,
Release 8.0
(described on page 5)
Cables (one per 6 serial
ports) (described on page 5)
Customer Assistance
Programs (described on
pages 14-20)


Include the following ---
Multiple 32-bit processors for
higher performance
Modular design allows expansion
& upgrades on-site
Choice of configuration options:
>    16, 32, 48 or 64 serial ports
>    Network host, or stand-alone
     self-booting operation
>        Thick (10Base-5), thin
         (10Base-2) or twisted-pair
         (10Base-T) Ethernet interfaces
Full modem control and throughput up to
57.6K baud on all serial ports
One 16-bit parallel port, with software-selectable Centronics or Dataproducts interface
115 V.A.C., 60 Hz. power source (220
V.A.C. or 240 V.A.C., 50 Hz. power source available)
One Hardware Guide; eight User's Guides

5-year, return-to-factor warranty covering all parts & labor, with a fifteen (15) day warranty service turn-around time. For shorter turn-around, order our Express Hardware Replacement service. (described on page 19)

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number . . . . . . . . . . . . . . . . .
Description. . . . . . . . . . . . . . . . . . .
Price

                 16-port Annex Three Communication Servers

AX3A-16/0-1N-100Network host operation, thick Ethernet     *****
AX3C-16/0-1N-100 . . . . . . . . . . . . . . .  "          "
"        , thin or thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3D-16/0-1N-100 . . . . . . . . . . . . . . .  "          "
"
, twisted-pair or
         . . . . . . . . . . . . . . . . . . . .
              thick
Ethernet *****
AX3A-16/0-1S-100 . . . .Stand-alone, self-booting
         . . . . . . . . . . . . . . . . . . . .
operation, thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3C-16/0-1S-100 . . . . . . . . . . . . . .    "           "

         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . .        , thin or
         . . . . . . . . . . . . . . . . . . . .

thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3D-16/0-1S-100 . . . . . . . . . . . . . .    "           "

         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . .        , twisted-
pair
         . . . . . . . . . . . . . . . . . . . .

or thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet                                         *****

                 32-port Annex Three Communication Servers

AX3A-32/0-1N-100Network host operation, thick Ethernet     *****
AX3C-32/0-1N-100    "      "     "     , thin or thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3D-32/0-1N-100   "      "     "     , twisted-pair or
         . . . . . . . . . . . . . . . . . . . .
              thick
Ethernet *****
AX3A-32/0-1S-100 . . . .Stand-alone, self-booting
         . . . . . . . . . . . . . . . . . . . .
operation, thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3C-32/0-1S-100 . . . . . . .     "            "
         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . .        , thin or
         . . . . . . . . . . . . . . . . . . . .
              thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3D-32/0-1S-100 . . . . . . . . . . . . . .    "           "

         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . .        , twisted-
pair
         . . . . . . . . . . . . . . . . . . . .

or thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet                                         *****

                 48-port Annex Three Communication Servers

AX3A-32/16-1N-100Network host operation, thick Ethernet    *****
AX3C-32/16-1N-100   "      "     "     , thin or thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

AX3D-32/16-1N-100   "      "     "     , twisted-pair or
         . . . . . . . . . . . . . . . . . . . .

thick Ethernet . . . . . . . . . . . . . . .*****
AX3A-32/16-1S-100. . . .Stand-alone, self-booting
         . . . . . . . . . . . . . . . . . . . .
operation , thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3C-32/16-1S-100. . . . . . .     "            "
         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . .          , thin
or
         . . . . . . . . . . . . . . . . . . . .

thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3D-32/16-1S-100. . . . . . . . . . . . . .    "           "

         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . .          ,
twisted-pair
         . . . . . . . . . . . . . . . . . . . .

 or thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet                                         *****

                 64-port Annex Three Communication Servers

AX3A-32/32-1N-100Network host operation, thick Ethernet    *****
AX3C-32/32-1N-100   "      "     "     , thin or thick
         . . . . . . . . . . . . . . . . . . . .

Ethernet . . . . . . . . . . . . . . . . . .*****
AX3D-32/32-1N-100   "      "     "     , twisted-pair or
         . . . . . . . . . . . . . . . . . . . .

thick Ethernet . . . . . . . . . . . . . . .*****
AX3A-32/32-1S-100. . . .Stand-alone, self-booting
         . . . . . . . . . . . . . . . . . . . .
operation, thick
         . . . . . . . . . . . . . . . . . . . .
                 Ether
net      . . . . . . . . . . . . . . . . . .*****
AX3C-32/32-1S-100. . . . . . .     "            "
         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . . , thin
or
         . . . . . . . . . . . . . . . . . . . .
                 thick
         . . . . . . . . . . . . . . . . . . . .
                 Ether
net      . . . . . . . . . . . . . . . . . .*****
AX3D-32/32-1S-100. . . . . . . . . . . . . .    "           "

         . . . . . . . . . . . . . . . . . . . .
"        . . . . . . . . . . . . . . . . . . . .           ,
twisted-pair
         . . . . . . . . . . . . . . . . . . . .
                 or
thick
         . . . . . . . . . . . . . . . . . . . .
                 Ether
net        . . . . . . . . . . . . . . . . .*****

                  Annex Three Expansion & Upgrade Modules

AX3-UPG-SLC-116. . 16-port Serial Line Card (SLC)          *****
AX3-UPG-SLC-132. . 32-port Serial Line Card (SLC)          *****
AX3-F-1M-100 . . . . . . . . . . . . . . . . . .      Self-booting
operation upgrade kit. . . . . . . . . . . . . .      *****
         . . . . . . . . . . . . . . . . . . . .
(available for all network host
         . . . . . . . . . . . . . . . . . . . .
operation Annex 3's shipped after
         . . . . . . . . . . . . . . . . . . . .           1/1/9
3)       . . . . . . . . . . . . . . . . . . . .

AX3-UPG-TN-100 . . . . . . . . . . . . . . . . .      Thin (10Base-
2) Ethernet adapter card . . . . . . . . . .*****
AX3-UPG-TP-100 . . . . . . . . . . . . . . . . .      Twisted-pair
(10Base-T) Ethernet. . . . . . . . . . . . . . .      *****
         . . . . . . . . . . . . . . . . . . . .           adapter
card
AX3-UPG-PRM-100. .ROM upgrade kit for 57.6k capability     *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Release 8.0 features

TCP/IP with RIP
UNIX-style user interface
Reverse telnet (rtelnet) utility
SNMP network management with MIB-II extensions
PPP, SLIP & Compressed SLIP
Domain Name Server
Host-based management ("NA")
Host-based ACP Security
Setup
Security features:  Dial-back security, SecurID Card
  support & Kerberos (phase I)
ARA, Full IP Routing, LAT & TN3270 protocols available
  (described on page 9)

Annex Network Software, Release 8.0
includes the following...

Site license; one copy of Annex
  Network Software, Release 8.0 can
  support all Annex Three Communication
  Servers, and Micro Annex XL Communication Servers
Choice of media from which to load
  Annex Software onto the host system:
> 3 1/2" or 5 1/4" floppy diskettes
> 9-track, 1600 BPI 1/2" magnetic tape
> QIC-24 1/4, H-P 4 mm DAT, or DEC TK-50 cartridge tape
One console cable, male RJ45 <-->female DB-25,
25' length, shielded
One Network Administrator's Guide; Release Notes &
Installation Notes

All Annex Software, Cables & Accessories include a 90-day warranty

Product Number     Description                            Price

                    Annex Network Software, Release 8.0

AX-FD3-100         3 1/2" floppy diskettes                  ***
AX-FD5-100         5 1/4" Floppy diskettes                  ***
AX-MT-100          9-track, 1600 BPI 1/2" magnetic tape     ***
AX-TK50-100        DEC TK-50 cartridge tape                 ***
AX-HPDAT-100       H-P 4mm DAT cartridge tape               ***
AX-CT24-100        QIC-24 1/4" cartridge tape               ***

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                           Cables & Accessories

460-062-000        Cable: console, male RJ45 <-> female
                   DB--25, 25, shielded                      **
AX3-CBL-DCE-100    Cable: modem (DCE), male 50-pin          ***
                   Telco (USOC-compatible) <-> fan
                   out to 6 male DB-25s, 4', shielded
AX3-CBL-DTE-100    Cable: terminal (DTE), male 50-pin
                   Telco (USOC-compatible) <-> fan out
                   to 6 female DB-25s, 4', shielded         ***
AX-DOC-100         Documentation Kit:  Annex User's
                   Guide, Annex Three Hardware Guide,
                   Micro Annex Hardware Guide, Network
                   Administrator's Guide, Software
                   Installation Notes & Release Notes        **
AX3-ACC-100        Installation Test Kit:  one console
                   cable, male RJ45 <-> female DB-25,
                   25' shielded; two 50-pin Telco serial
                   loop back plugs; & three Ethernet
                   loop back plugs, one for each of
                   the three Ethernet interfaces            ***
AX3-RM             Rack mount kit:  for 19" cabinet         ***


Remember to Order

Annex Network Software Release 8.0 (described on page 8)
Cables (one per serial port) (described on page 8)
Customer Assistance Programs (described on pages 14-20)

Include the following...

Powerful 32-bit processor for high performance
Choice of configuration options:
> 8 or 16 serial ports or
  8 serial ports and two 16-bit parallel ports with software-selectable Centronics or Dataproducts interface
> RS-232C (V.24) or differential RS-422 (V.11) serial port
  signaling
> Network host, or stand-alone self-booting operation
> Thick (10 Base-5), thin (10 Base-2) or twisted-pair (10 Base-T)
  Ethernet interfaces

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Full modem control and throughput up to 57.6K baud on all serial ports
115 V.A.C., 60 Hz. power source (220 V.A.C. or 240 V.A.C., 50 Hz.
power
source available)
One Hardware Guide; two User's Guides (8-port models, four with
16-port
models)

5-year, return-to-factory warranty covering all parts & labor, with a fifteen (15) day warranty service turn-around time. For shorter turn-around, order our Express Hardware Replacement service. (described on page 19)

Product Number     Description                            Price

                8-port Micro Annex XL Communication Servers
                       RS-232C (V.24) serial ports)

AXM-A-8-N-100 Network host operation, thick Ethernet ***** AXM-C-8-N-100 " " ", thin or thick Ethernet *****
AXM-D-8-N-100      "   "   ", twisted-pair or thick
                   Ethernet                               *****
AXM-A-8-S-100      Stand-alone, self-booting operation,
                   thick Ethernet                         *****
AXM-C-8-S-100      "   "   ", thin or thick Ethernet      *****
AXM-D-8-S-100      "   "   ", twisted-pair or thick
                   Ethernet                               *****

                8-port Micro Annex XL Communication Servers
                       (RS-422 (V.11) serial ports)

AXV2-A-8-N-100 Network host operation, thick Ethernet ***** AXV2-C-8-N-100 " " ", thin or thick Ethernet *****
AXV2-D-8-N-100     "   "   ", twisted-pair or thick
                   Ethernet                               *****
AXV2-A-8-S-100     Stand-alone, self-booting operation,
                   thick Ethernet                         *****
AXV2-C-8-S-100     "   "   ", thin or thick Ethernet      *****
AXV2-D-8-S-100     "   "   ", twisted-pair or thick
                   Ethernet                               *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                8-port Micro Annex XL Communication Servers
                           with 2 Parallel Ports
                       (RS-232C (V.24) serial ports)

AXM-A-P-N-100 Network host operation, thick Ethernet ***** AXM-C-P-N-100 " " ", thin or thick Ethernet *****
AXM-A-P-N-100      "   "   ", twisted-pair or thick
                   Ethernet                               *****
AXM-A-P-S-100      Stand-alone, self-booting operation,
                   thick Ethernet                         *****
AXM-C-P-S-100      "   "   ", thin or thick Ethernet      *****
AXM-D-P-S-100      "   "   ", twisted-pair or thick
                   Ethernet                               *****

               16-port Micro Annex XL Communication Servers
                       (RS-232C (V.24) serial ports)

AXM-A-16-N-100 Network host operation, thick Ethernet ***** AXM-C-16-N-100 " " ", thin or thick Ethernet *****
AXM-D-16-N-100     "   "   ", twisted-pair or thick
                   Ethernet                               *****
AXM-A-16-S-100     Stand-alone, self-booting operation,
                   thick Ethernet                         *****
AXM-C-16-S-100     "   "   ", thin or thick Ethernet      *****
AXM-D-16-S-100     "   "   ", twisted-pair or thick
                   Ethernet                               *****

               16-port Micro Annex XL Communication Servers
                       (RS-422 (V.11) serial ports)

AXV2-A-16-N-100 Network host operation, thick Ethernet ***** AXV2-C-16-N-100 " " ", thin or thick Ethernet *****
AXV2-D-16-N-100    "   "   ", twisted-pair or thick
                   Ethernet                               *****
AXV2-A-16-S-100    Stand-alone, self-booting operation,
                   thick Ethernet                         *****
AXV2-C-16-S-100    "   "   ", thin or thick Ethernet      *****
AXV2-D-16-S-100    "   "   ", twisted-pair or thick
                   Ethernet                               *****

Release 8.0 features

TCP/IP with RIP
UNIX-style user interface
Reverse telnet (rtelnet) utility
SNMP network management with MIB-II extensions
PPP,SLIP & Compressed SLIP
Domain Name Server
Host-based management ("NA")
Host-based ACP Security
Setup
Security features:  Dial-back security, SecurID Card support &
Kerberos
(phase I)
ARA, Full IP Routing, LAT & TN3270 protocols available (described on page 9)

Annex Network Software, Release 8.0 includes the following...

Site license; one copy of Annex Network Software, Release 8.0 can support all Micro Annex XL &
  Annex Three Communication Servers
Choice of media from which to load Annex Software into the host system:
> 3 1/2" or 5 1/4" floppy diskettes
> 9-track, 1600 BPI 1/2" magnetic tape
> QIC-24 1/4", H-P 4mm DAT, or DEC TK-50 cartridge tape
One console cable, male RJ45 <-> female DB-25, 25' length, shielded One Network Administrator's Guide; Release Notes & Installation Notes

All Annex Software, Cables & Accessories include a 90-day warranty

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number     Description                            Price

                    Annex Network Software, Release 8.0

AX-FD3-100         3 1/2" floppy diskettes                  ***
AX-FD5-100         5 1/4" Floppy diskettes                  ***
AX-MT-100          9-track, 1600 BPI 1/2" magnetic tape     ***
AX-TK50-100        DEC TK-50 cartridge tape                 ***
AX-HPDAT-100       H-P 4mm DAT cartridge tape               ***
AX-CT24-100        QIC-24 1/4" cartridge tape               ***

                           Cables & Accessories

AXM-SCB-DCE-100    Cable: modem (DCE), RS-232C, male RJ45 <-> male
                   DB-25, 10' shielded                       **
AXM-UCB-DCE-100    "    "    ", unshielded                   **
AXM-SCB-RJ-100     Cable: straight-through, male RJ45
                   <-> male RJ45, 10', shielded              **
AXM-UCB-RJ-100     "    "    ", unshielded                   **
AXM-SCB-DTE-100    Cable: terminal (DTE), RS-232C,
                   male RJ45 <-> remale DB-25, 10'
                   shielded                                  **
AXM-UCB-DTE-100    "    "    ", unshielded                   **
AXM-DOC-100        Documentation Kit:  Annex User's
                   Guide, Annex Three Hardware Guide,
                   Micro Annex Hardware Guide, Network
                   Administrator's Guide, Software Install-
                   ation Notes & Release Notes               **
AXM-ACC-100        Installation Test Kit: one console
                   cable, male RJ45 <-> female DB-25,
                   25' shielded; four RJ45 serial
                   loop back plugs; & three Ethernet
                   loop back plugs, one for each of
                   the three Ethernet interfaces            ***
AXM-RM             Rack mount kit: for 19" cabinet          ***

                        Optional Software Protocols

Customer Site Information
(please indicate on your Order)

End-customer name
Complete customer address (including street, city, state
  & zip code)
Telephone & FAX numbers (including area code)
E-mail address
Name of key technical contact (with telephone extension)
Model number, serial number and Ethernet address for
  each Annex Server
Total number of ports for each Annex Server (LAT only)

Include the following...

Internetworking in heterogeneous, multi-platform computing
  environments
Choice of any (or all) of these communications protocols:
> AppleTalk Remote Access (ARA) protocol...
  network access for remote Macintosh & Powerbook users
> Full IP Routing, including...
  Dial-up Routing, Active RIP & packet filtering
> TN3270 protocol suite...
  access to IBM mainframe applications from ASCII devices
> LAT ... for DEC VAX/VMS & VAX/Ultrix environments
Multiple, simultaneous TCP/IP and optional protocol sessions supported on each port
Available for all Annex Three & MicroAnnex XL Communication
  Servers, (not available for MicroAnnex ELS Terminal Servers, or Annex II & Annex IIe Terminal Servers)
Protocol(s) enabled via a single software key, unique to each
  Annex Server
Priced per Annex Server (except per serial port per Annex Server for LAT)

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number     Description                            Price

OPT-ARAP           AppleTalk Remote Access (ARA) protocol
                   License for one Annex Server             ***
OPT-IPRT           Full IP Routing License for one
                   Annex Server                             ***
OPT-3270           TN3270 protocol License for one
                   Annex Server                             ***

AX-LAT-8           LAT protocol right-to-use License
                   for one 8-port Annex Server              ***

AX-LAT-16          LAT protocol right-to-use License
                   for one 16-port Annex Server             ***

AX-LAT-32          LAT protocol right-to-use License
                   for one 32-port Annex Server             ***

AX-LAT-48          LAT protocol right-to-use License
                   for one 48-port Annex Server             ***

AX-LAT-64          LAT protocol right-to-use License
                   for one 64-port Annex Server           *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                      MicroAnnex ELS Terminal Servers

Remember to Order

Annex Terminal Server Software, Release 7.1 (described on page 11) Cables (one per serial port) (described on page 11)
Customer Assistance Programs (described on pages 14-20)

Include the following...

Powerful 32-bit processor for high performance
Choice of configuration options:
> 8 or 16 serial ports, or
  8 serial ports and two 16-bit parallel ports with software-selectable Centronics or Dataproducts interface
> Network host, or stand-alone self-booting operation
> Thick (10Base-5), thin (10Base-2) or twisted-pair (10Base-T)
  Ethernet interfaces
Full modem control and throughput up to 57.6K baud on all serial ports
115 V.A.C., 60 Hz. power source (220 V.A.C. or 240 V.A.C., 50 Hz.
  power source available)
One Hardware Guide; two User's Guides (8-port models, four with
  16-port models)

5-year, return-to-factory warranty covering all parts & labor, with a fifteen (15) day warranty service turn-around time. For shorter turn-around, order our Express Hardware Replacement service.
(described on page 19)

Product Number     Description                            Price

                  8-port MicroAnnex ELS Terminal Servers
                       (RS-232C (V.24) serial ports)

AXE-A-8-N-100      Network host operation, thick Ethernet *****
AXE-C-8-N-100         "     "       "    , thin or thick
                   Ethernet                               *****
AXE-D-8-N-100         "     "       "    , twisted-pair
                   or thick Ethernet                      *****
AXE-A-8-S-100      Stand-alone, self-booting operation,
                   thick Ethernet                         *****
AXE-C-8-S-100           "           "    , thin or thick
                   Ethernet                               *****
AXE-D-8-S-100           "           "    , twisted-pair
                   or thick Ethernet                      *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                  8-port MicroAnnex ELS Terminal Servers
                       (RS-422 (V.11) serial ports)

AXV-A-8-N-100      Network host operation, thick Ethernet *****
AXV-C-8-N-100         "     "       "    , thin or thick
                   Ethernet                               *****
AXV-D-8-N-100         "     "       "    , twisted-pair
                   or thick Ethernet                      *****
AXV-A-8-S-100      Stand-alone, self-booting operation,
                   thick Ethernet                         *****
AXV-C-8-S-100           "           "            "    ,
                   thin or thick Ethernet                 *****
AXV-D-8-S-100           "           "            "    ,
                   twisted-pair or thick Ethernet         *****


       8-port MicroAnnex ELS Terminal Servers with 2 Parallel Ports
                       (RS-232C (V.24) serial ports)

AXE-A-P-N-100      Network host operation, thick Ethernet *****
AXE-C-P-N-100      "        "      ", thin or thick
                   Ethernet                               *****
AXE-D-P-N-100      "        "      ", twisted-pair or
                   thick Ethernet                         *****
AXE-A-P-S-100      Stand-alone self-booting operation,
                   thick Ethernet                         *****
AXE-C-P-S-100      "        "      ", thin or thick
                   Ethernet                               *****
AXE-D-P-S-100      "        "      ", twisted-pair or
                   thick Ethernet                         *****

                  16-port MicroAnnex ELS Terminal Servers
                       (RS-232C (V.24) serial ports)

AXE-A-16-N-100     Network host operation, thick Ethernet *****
AXE-C-16-N-100     "        "      ", thin or thick
                   Ethernet                               *****
AXE-D-16-N-100     "        "      ", twisted-pair or
                   thick Ethernet                         *****
AXE-A-16-S-100     Stand-alone self-booting operation,
                   thick Ethernet                         *****
AXE-C-16-S-100     "        "      ", thin or thick
                   Ethernet                               *****
AXE-D-16-S-100     "        "      ", twisted-pair or
                   thick Ethernet                         *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                  16-port MicroAnnex ELS Terminal Servers
                       (RS-422C (V.11) serial ports)

AXV-A-16-N-100     Network host operation, thick Ethernet *****
AXV-C-16-N-100     "        "      ", thin or thick
                   Ethernet                               *****
AXV-D-16-N-100     "        "      ", twisted-pair or
                   thick Ethernet                         *****
AXV-A-16-S-100     Stand-alone self-booting operation,
                   thick Ethernet                         *****
AXV-C-16-S-100     "        "      ", thin or thick
                   Ethernet                               *****
AXV-D-16-S-100     "        "      ", twisted-pair or
                   thick Ethernet                         *****

Release 7.1 features

TCP/IP with RIP
UNIX-style user interface
Reverse telnet (rtelnet) utility
SNMP network management with MIB-II extensions
SLIP & Compressed SLIP
Domain Name Server
Host-based management ("NA")
Setup

Annex Terminal Server Software, Release 7.1 includes the following...

Site license; one copy of Annex
  Terminal Server Software, Release 7.1 can support all MicroAnnex
    ELS Terminal Servers
  Choice of media from which to load Annex Software onto the host system:
> 3 1/2" or 5 1/4" floppy diskettes
> 9-track, 1600 BPI 1/2" magnetic tape
> QIC-24 1/4", H-P 4mm DAT, or DEC TK-50 cartridge tape
One console cable, male RJ45 <->
  female DB25, 25' length, shielded
One Network Administrator's Guide; Release Notes & Installation
  Notes

All Annex Software, Cables & Accessories include a 90-day warranty

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number     Description                            Price

                Annex Terminal Server Software, Release 7.1

ELS-FD3-100        31/2" floppy diskettes                   ***
ELS-FD5-100        5 1/4" floppy diskettes                  ***
ELS-MDT-100        9-track, 1600 BPI 1/2" magnetic tape     ***
ELS-TK50-100       DEC TK-50 cartridge tape                 ***
ELS-HPDAT-100      H-P 4mm DAT cartridge tape               ***
ELS-CT24-100       QIC-24 1/4" cartridge tape               ***

                          Cables and Accessories

AXM-SCB-DCE-100    Cable: modem (DCE), RS-232C, male
                   RJ45 <-> male DB-25, 10' shielded         **
AXM-UCB-DCE-100      "      "     "       "      "
                     "      "     "       " unshielded       **
AVM-SCB-RJ-100     Cable: straight-through, male RJ45
                   <-> male RJ45, 10' shielded               **
AXM-UCB-RJ-100       "       "       "       "    "
                    "    "    "    " unshielded              **
AXM-SCB-DTE-100    Cable: terminal (DTE), RS-232C, male
                   RJ45 <-> female DB-25, 10' shielded       **
AXM-UCB-DCE-100      "       "      "        "      "
                       "      "     "     " unshielded       **
ELS-DOC-100        Documentation Kit: Annex Users
                   Guide, Micro Annex Hardware Guide,
                   Network Administrator's Guide,
                   Software Installation Notes &
                   Release Notes                             **
AXM-ACC-100        Installation Test Kit: one console
                   cable, male RJ45 <-> female DB-25,
                   25' shielded; four RJ45 serial loop
                   back plugs; & three Ethernet loop
                   back plugs, one for each of the
                   three Ethernet interfaces                ***
AXM-RM             Rack mount kit for 19" cabinet           ***
ELS-NA-100         Network Administrator's Guide for
                   MicroAnnex ELS                            **

PC System Prerequisites:

Remote control applications:
"LAN Assist", "PC Anywhere
LAN" (version 4.5 or later), or
similar remote control software

Includes PC Software:

Qmodem Pro for Dial-out applications
Winfax pro for PC fax operation

Remember to Order ...

Customer Assistance Program
(described on page 17)


Include the following ...

Transparent access to, from and between Novell networks
Choice of configuration options:
>   Support for remote node or remote control applications
>   Two serial ports for external Hayes-compatible modems, or
    One serial port with an internal 14.4K baud V.32bis/V
 .42bis/MNP-5
    compatible model, & one serial port for an external Hayes-
    compatible modem
> Thick (10Base-5), thin (10Base-2) and twisted-pair (10Base-T) Ethernet interfaces
>   DB-9 Token Ring interface available on NCS-LTx-S models
DTE rates up to 57.6K baud on both serial ports
LAN modem programs (version 3.30), on 31/2" & 51/4" high density disks:
    Dial-in programs install disk & Network administrator install disk
Fully software compatible with Windows 3.1, DOS 3.0 & above, Novell Advanced NetWare
    Operating System (version 2.15c, 2.2 and 3.1) & Novell Asynchronous Remote Router (version 2.2 & above)
115 V.A.C., 60 Hz. power source (220 V.A.C. or 240 V.A.C., 50 Hz.
power source available)
One telephone service cable, male RJ11 <-> male RJ11, 14' length, unshielded
One DB9-DB25 modem cable included with units with a modem, two cables with units without a modem
One Network User Guide; one Dial-In User Guide; one Dial-In &
Dial-Out
Quick Reference Guides

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

1-year, return-to-factory warranty covering all parts & labor, with a fifteen (15) day warranty service turn-around time. For shorter turn-around, order or Premium Customer Assistance service.
(described
on page 17)

Product Number     Description                            Price

                    Microannex NCS Communication Server

NCS-NE1-S*         Ethernet interface, 115 V.A.C.,
                   60 Hz. power source, without
                   modem                                    ***
NCS-LE1-S*         Ethernet interface, 115 V.A.C.,
                   60 Hz. power source, with modem        *****
NCS-LT1-S*         Token Ring interface, 115 V.A.C.,
                   60 Hz. power source, with modem        *****
NCS-NE2-S*         Ethernet interface, 220 V.A.C,
                   50 Hz. power source, without modem       ***
NCS-LE2-S*         Ethernet interface, 220 V.A.C.,
                   50 Hz. power source, with modem        *****
NCS-LT2-S*         Token ring interface, 220 V.A.C,
                   50 Hz. power source, with modem        *****
NCS-NE4-S*         Ethernet interface, 240 V.A.C.,
                   50 Hz. power source, without modem       ***

                          Software & Accessories

CS-FD-S*           Software maintenance update on
                   3 1/2" & 5 1/4" floppy diskettes         ***
CS-NDOC-S*         Documentation Kit, MicroAnnex
                   NCS without modem                         **
CS-LDOC-S*         Documentation Kit, MicroAnnex
                   NCS with modem                            **
NCS-CBL-S*         MicroAnnex NCS modem cable                **

             *STANDARD DISCOUNTS DO NOT APPLY.  PLEASE CONTACT
                   YOUR SALES REPRESENTATIVE FOR DETAILS

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

             Technical Training, On-Site Support & Consultancy

Includes the following...

Product Installation & Network Administration Training Courses:

>   Offered quarterly at Xylogics' Technical Support Centers
>   Can be offered on-site, upon special request (travel expenses are additional & are not included)
>   Minimum class size of five (5) students; maximum of twelve (12)
On-site technical support services:  (travel expenses are
additional &
are not included)
>   Assistance with the design, configuration & installation of
    Xylogics' products within your network
>   Available on an hourly (4-hour minimum) or daily basis

Product Number     Description                            Price

AX-EU-TRAIN        Product Installation & Network
                   Admin. training (per student,
                   per day)                                 ***
AX-ON-SITE         On-site technical support (per
                   hour, 4 hour minimum)                    ***
AX-CONSULT         Consultative design services
                   (per hour, 4 hour minimum)
                                                               *
                                                               *
                                                               *

                     Annex Premium Customer Assistance

Customer Site Information
(please include on your Order)
End-customer name
Complete customer address (including street, city, state & zip code)
Telephone & FAX numbers (including area code)
E-mail address
Name of key technical contact (with telephone extension)
Model number, serial number and Ethernet address for each Annex
Server

Includes the following...

Comprehensive assistance & technical support in one convenient package:

>   Highest-priority response time, guaranteed from the
next-available
    support engineer
>   Prioritized Support Response
    (described on page 18)
> Express Hardware Replacement for one (1) Annex Server on site; 15% discount on Express Hardware Replacement for all additional Annex servers on site
    (described on page 19)
>   One (1) automatic Software Update
    (described on page 20)
Choice of duration of service:
>   One (1) year or three (3) years, with automatic renewal
    One (1) year, with billing monthly, upon completion of each month's service
Post-installation, on-site support
>   One (1) visit per year, as necessary
    (travel expenses are additional & are not included)

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number     Description                            Price

                           One (1) Year Duration

AX-PCA-FD3-1       3 1/2" floppy diskettes                *****
AX-PCA-FD5-1       5 1/4" floppy diskettes                *****
AX-PAC-MT-1        9-track, 1600 BPI
                   1/2" magnetic tape                     *****
AX-PCA-TK50-1      DEC TK-50 cartridge tape               *****
AX-PCA-HPDAT-1     H-P 4mm DAT cartridge tape             *****
AX-PCA-CT24-1      QIC-24 1/4" cartridge tape             *****

                          Three (3) Year Duration

AX-PCA-FD3-3       3 1/2" floppy diskettes                *****
AX-PCA-FD5-3       5 1/4" floppy diskettes                *****
AX-PAC-MT-3        9-track, 1600 BPI
                   1/2" magnetic tape                     *****
AX-PCA-TK50-3      DEC TK-50 cartridge tape               *****
AX-PCA-HPDAT-3     H-P 4mm DAT cartridge tape             *****
AX-PCA-CT24-3      QIC-24 1/4" cartridge tape             *****

                One (1) Year Duration, with Billing Monthly

AX-PCA-FD3-M       3 1/2" floppy diskettes                *****
AX-PCA-FD5-M       5 1/4" floppy diskettes                *****
AX-PAC-MT-M        9-track, 1600 BPI
                   1/2" magnetic tape                     *****
AX-PCA-TK50-M      DEC TK-50 cartridge tape               *****
AX-PCA-HPDAT-M     H-P 4mm DAT cartridge tape             *****
AX-PCA-CT24-M      QIC-24 1/4" cartridge tape             *****

                       Special Ordering Information

When ordering Premium Customer Assistance, please include the following on your Order:
> One (1) Premium Customer Assistance, line item from Page 15 (at the Price indicated)
>   One (1) Express Hardware Replacement line item from this page
(at
    no charge)
> For all additional Annex Servers on site, please add the appropriate Express Hardware Replacement line item(s) from this page (for which the Prices are 15% less than those listed on page 19) to your Order
>   Duration of service must be the same for all line items

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number     Description                            Price

                     Annex Three Communication Servers

AX-PCA-EHR-AX3-1   One (1) Year Duration                    ***
AX-PCA-EHR-AX3-3   Three (3) Year Duration                  ***
AX-PCA-EHR-AX3-M   One (1) Year Duration, with
                   Billing Monthly                          ***

                   MicroAnnex XL Communication Servers &
                     MicroAnnex ELS Terminal Services

AX-PCA-EHR-MAX-1   One (1) Year Duration                    ***
AX-PCA-EHR-MAX-3   Three (3) Year Duration                  ***
AX-PCA-EHR-MAX-M   One (1) Year Duration, with
                   Billing Monthly                          ***

                  Annex II and Annex IIe Terminal Servers

AX-PCA-EHR-AX2-1   One (1) Year Duration                    ***
AX-PCA-EHR-AX2-3   Three (3) Year Duration                  ***
AX-PCA-EHR-AX2-M   One (1) Year Duration, with
                   Billing Monthly                          ***

                MicroAnnex NCS Premium Customer Assistance

Customer Site Information
(please include on your Order)

End-customer name
Complete customer address
(including street, city, state
 & zip code)
Telephone & FAX numbers
(including area code)
E-mail address
Name of key technical contact
(with telephone extensions)
Model number, serial number
and Ethernet address for NCS


Includes the following ...

Comprehensive assistance & technical support in one convenient package:

>   Highest-priority response time, guaranteed from the next
available
    support engineer
> Prioritized Support Response, guaranteed within two (2) hours of your request
> +Assistance via dedicated (800) hot-line, FAX, Internet E-mail, CompuServe or our 24 hour a day Xylo-Phone Support BBS
> Complete installation and configuration support, and assistance in integrating third party software and hardware on the network with the NCS
> Express Hardware Replacement for one (1) NCS on site with automatic shipment of a factory-refurbished, replacement product
    within one (1) business day of notification of its failure, with a new one (1) year warranty on the replacement NCS
>   One (1) Automatic Software Update on your choice of 3 1/2" or
    5 1/4" floppy diskettes or accessible via the Xylo-Phone BBS, or FTP file transfer

Choice of duration of service:

>   One (1) year, with automatic renewal
    One (1) year, with billing monthly, upon completion of each month's service

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number     Description                            Price

                   MicroAnnex NCS, Ethernet, with Modem

NCS-PCA-LE-1       One (1) Year Duration                    ***
NCS-PCA-LE-M       One (1) Year Duration, with
                   Billing Monthly                          ***

                  MicroAnnex NCS, Token Ring, with Modem

NCS-PCA-LT-1       One (1) Year Duration                    ***
NCS-PCA-LT-M       One (1) Year Duration, with
                   Billing Monthly                          ***

                  MicroAnnex NCS, Ethernet, without Modem

NCS-PCA-NE-1       One (1) Year Duration                    ***
NCS-PCA-NE-M       One (1) Year Duration, with
                   Billing Monthly                          ***

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                    Annex Prioritized Support Response

Customer Site Information
(please include on your Order)

End-customer name
Complete customer address
(including street, city, state
 and zip code)
Telephone & FAX numbers
(including area code)
E-mail address
Name of key technical contact
(with telephone extensions)
Model number, serial number
and Ethernet address for Annex


Includes the following ...

Priority assistance & technical support:

>   High-priority response time, guaranteed within two (2) hours of your request
>   Assistance via dedicated (800) hot-line
>   One (1) Automatic Software Update (described on page 20)
>   Installation and configuration support
>   Software and hardware problem solving
>   Remote diagnostic facilities
>   Automatic receipt of Xylogics' Application Notes
Choice of duration of service:
>   One (1) year or three (3) years, with automatic renewal
> One (1) year, with billing monthly, upon completion of each month's service

Product Number     Description                            Price

                           One (1) Year Duration

AX-PSR-FD3-1       3 1/2" floppy diskette                 *****
AX-PSR-FD5-1       5 1/4" floppy diskette                 *****
AX-PSR-MT-1        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-PSR-TK50-1      DEC TK-50 cartridge tape               *****
AX-PSR-HPDAT-1     H-P 4mm DAT cartridge tape             *****
AX-PSR-CT24-1      QIC-24 1/4" cartridge tape             *****
 * DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                          Three (3) Year Duration

AX-PSR-FD3-3       3 1/2" floppy diskette                 *****
AX-PSR-FD5-3       5 1/4" floppy diskette                 *****
AX-PSR-MT-3        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-PSR-TK50-3      DEC TK-50 cartridge tape               *****
AX-PSR-HPDAT-3     H-P 4mm DAT cartridge tape             *****
AX-PSR-CT24-3      QIC-24 1/4" cartridge tape             *****

                One (1) Year Duration, with Billing Monthly

AX-PSR-FD3-M       3 1/2" floppy diskette                 *****
AX-PSR-FD5-M       5 1/4" floppy diskette                 *****
AX-PSR-MT-M        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-PSR-TK50-M      DEC TK-50 cartridge tape               *****
AX-PSR-HPDAT-M     H-P 4mm DAT cartridge tape             *****
AX-PSR-CT24-M      QIC-24 1/4" cartridge tape             *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                    Annex Express Hardware Replacement

Customer Site Information
(please include on your Order)
End-customer name
Complete customer address (including street, city, state & zip code)
Telephone & FAX numbers (including area code)
E-mail address
Name of key technical contact (with telephone extension)
Model number, serial number and Ethernet address for each Annex
Server

Includes the following...

Automatic shipment of a factory-refurbished, replacement Product within one (1) business day of notification of its failure
New warranty covering the replacement Product:
>   Five (5) years for Annex Three & MicroAnnex XL Communication
    Servers
>   Five (5) years for MicroAnnex ELS Terminal Servers
>   One (1) year for Annex II or Annex IIe Terminal Servers
Choice of duration of service:
>   One (1) year or three (3) years, with automatic renewal
> One (1) year, with billing monthly, upon completion of each month's service
Purchased for each Annex Server at the end-customer's site

Product Number     Description                            Price

                    Annex Three Communications Servers

AX-EHR-AX3-1       One (1) Year Duration                  *****
AX-EHR-AX3-3       Three (3) Year Duration                *****
AX-EHR-AX3-M       One (1) Year Duration, with
                   Billing Monthly                        *****

                   MicroAnnex XL Communication Servers &
                      MicroAnnex ELS Terminal Servers

AX-EHR-MAX-1       One (1) Year Duration                  *****
AX-EHR-MAX-3       Three (3) Year Duration                *****
AX-EHR-MAX-M       One (1) Year Duration, with
                   Billing Monthly                        *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                   Annex II & Annex IIe Terminal Servers

AX-EHR-AX2-1       One (1) Year Duration                  *****
AX-EHR-AX2-3       Three (3) Year Duration                *****
AX-EHR-AX2-M       One (1) Year Duration, with
                   Billing Monthly                        *****

                      Annex Automatic Software Update

Customer Site Information
(please include on your Order)
End-customer name
Complete customer address (including street, city, state & zip code)
Telephone & FAX numbers (including area code)
E-mail address
Name of key technical contact (with telephone extension)
Model number, serial number and Ethernet address for each Annex
Server

Includes the following...

Automatic distribution of Annex software releases and
    documentation, including release notes and resolution to identified problems. Note that software releases may include new
    keyed features which are extra cost options and must be
purchased
    separately.
NOTE:  Not available for networks which include ONLY Annex II/IIe units.
Choice of duration of service:
>   One (1) year or three (3) years, with automatic renewal
    One (1) year, with billing monthly, upon completion of each month's service
Choice of media from which to load Annex Software onto the host system:
>   3 1/2" or 5 1/4" floppy diskettes
>   9-track, 1600 BPI 1/2" magnetic tape
>   QIC-24 1/4", H-P 4mm DAT, or DEC TK-50 cartridge tape
Coverage effective immediately when purchased concurrently with Annex Software; otherwise, fifteen (15) days A.R.O.

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

Product Number     Description                            Price

                           One (1) Year Duration

AX-ASU-FD3-1       3 1/2" floppy diskettes                *****
AX-ASU-FD5-1       5 1/4" floppy diskettes                *****
AX-ASU-MT-1        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-ASU-TK50-1      DEC TK-50 cartridge tape               *****
AX-ASU-HPDAT-1     H-P 4mm DAT cartridge tape             *****
AX-ASU-CT24-1      QIC-24 1/4" cartridge tape             *****

                          Three (3) Year Duration

AX-ASU-FD3-3       3 1/2" floppy diskettes                *****
AX-ASU-FD5-3       5 1/4" floppy diskettes                *****
AX-ASU-MT-3        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-ASU-TK50-3      DEC TK-50 cartridge tape               *****
AX-ASU-HPDAT-3     H-P 4mm DAT cartridge tape             *****
AX-ASU-CT24-3      QIC-24 1/4" cartridge tape             *****

                One (1) Year Duration, with Billing Monthly

AX-ASU-FD3-M       3 1/2" floppy diskettes                *****
AX-ASU-FD5-M       5 1/4" floppy diskettes                *****
AX-ASU-MT-M        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-ASU-TK50-M      DEC TK-50 cartridge tape               *****
AX-ASU-HPDAT-M     H-P 4mm DAT cartridge tape             *****
AX-ASU-CT24-M      QIC-24 1/4" cartridge tape             *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                      Annex Automatic Software Update

Customer Site Information
(please include on your Order)
End-customer name
Complete customer address (including street, city, state & zip code)
Telephone & FAX numbers (including country & city codes)
E-mail address
Name of key technical contact (with telephone extension)
Model number, serial number and Ethernet address for each Annex
Server

Includes the following...

Automatic distribution of Annex software releases and
    documentation, including release notes and resolution to identified problems. Note that software releases may include new keyed features which are extra cost options and must be purchased separately.
NOTE:  Not available for networks which include ONLY Annex II/IIe units.
Choice of duration of service:
>   One (1) year or three (3) years, with automatic renewal

Choice of media from which to load Annex Software onto the host system:
>   3 1/2" or 5 1/4" floppy diskettes
>   9-track, 1600 BPI 1/2" magnetic tape
>   QIC-24 1/4", H-P 4mm DAT, or DEC TK-50 cartridge tape
Coverage effective immediately when purchased concurrently with AX-ASU-CURR; otherwise, fifteen (15) days A.R.O., and only future releases are included.

Product Number     Description                            Price

                           One (1) Year Duration

AX-ASU-FD3-1       3 1/2" floppy diskettes                *****
AX-ASU-FD5-1       5 1/4" floppy diskettes                *****
AX-ASU-MT-1        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-ASU-TK50-1      DEC TK-50 cartridge tape               *****
AX-ASU-HPDAT-1     H-P 4mm DAT cartridge tape             *****
AX-ASU-CT24-1      QIC-24 1/4" cartridge tape             *****

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                          Three (3) Year Duration

AX-ASU-FD3-3       3 1/2" floppy diskettes                *****
AX-ASU-FD5-3       5 1/4" floppy diskettes                *****
AX-ASU-MT-3        9-track, 1600 BPI 1/2" magnetic tape   *****
AX-ASU-TK50-3      DEC TK-50 cartridge tape               *****
AX-ASU-HPDAT-3     H-P 4mm DAT cartridge tape             *****
AX-ASU-CT24-3      QIC-24 1/4" cartridge tape             *****

North American Offices            International Offices

North East                        Europe U.K.

53 Third Avenue                   Africa, Asia & Australia
Burlington, MA  01803
(617) 272-8140                    Featherstone Road
(800) 225-3317                    Wolverton Mill
FAX:  (617) 273-5392              Milton Keynes MK 12 5RD
                                  United Kingdom
South                             (+44) 908 222112
                                  FAX:  (+44) 908 222115
1175 Grimes Bridge Road
Suite 304                         Germany
Roswell, GA  30075
(404) 552-8380                    Zeppelinstrasses73
FAX:  (404) 552-8395              81669 Munchen
                                  Germany
Midwest                           (+49) 89 4488255
                                  FAX:  (+49) 89 4488271
400 Barrington Pointe
2300 North Barrington Road        France
Hoffman Estates, IL  60195
(708) 490-5378                    35 Cours De Michelet
FAX:  (708) 884-0530              92060 Paris Le Defense 10
                                  Cedex 57
West                              France
                                  (+33) 1 47 73 90 90
16450 Los Gatos Boulevard         FAX:  (+33) 1 49 00 15 38
Suite 202
Los Gatos, CA  95032              Japan
(408) 358-8800
FAX:  (408) 358-4588              Aios Gotando Annex 5F
                                  1-7-11 Higashi Gotanda
                                  Shinagawa-ku, Tokyo 141
                                  Japan
                                  (03) 3446 0030
                                  FAX:  (03) 3440 9108

                                  South America

                                  53 Third Avenue
                                  Burlington, Massachusetts 01803
                                  U.S.A.
                                  (+1) 617 272-8140
                                  FAX:  (+1) 617 273-5392

                               APPENDIX "B"

     THE COMPLETE LIST OF ALL PRODUCTS AND SERVICES OFFERED FOR
RESALE
UNDER THIS                       AGREEMENT



Until otherwise amended, the contents of this listing are all Products listed under Appendix "A".

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                                APPENDIX "C"

                             Standard Discounts


1) Westcon shall receive the following Standard Discounts for the term of this agreement, or as amended, towards the purchase of the Products noted in Appendix "B" to this Agreement, as follows:

Product Category                 Product Description
Discount

A) Termserver/Commserver:    -100 series Xl, Annex 3,
                             MicroAnnex NCS, ELS, hardware
                             and software services, all media
                             and accessories                 *****

B) Remote Access Servers:    -450, -500 series XL and Annex 3
                             hardware and software/keys and
                             Remote Annex 2000 and 4000
                             hardware and software/keys      *****

C) LAT software keys                                         *****

D) Repairs                                             no discount


2) Xylogics desires to maintain and extend the Xylogics Authorized Reseller (XAR Program through Westcon. This program grants special
    privileges and an additional ** discount to resellers who
become
    certified by participating in training and meeting purchasing milestones mutually agreed upon between Xylogics and Westcon.
To
    allow Westcon to profitably sell to these Resellers, Xylogics will
    retroactively rebate to Distributor an additional
******************
    discount over standard Distributor cost on all products sold to Resellers who fully meet all the qualifications of the XAR program.

3) On a monthly basis, no later than the end of the second calendar week of the following month, Distributor will submit an aggregate point-of-sale (POS) record to Xylogics for purposes of sales commission payment and calculation of any credit(s) due Weston. POS shall contain at a minimum, Reseller name, state, zip code, Xylogics' part numbers, quantity, extended resale price, with all sales to the same reseller for the month subtotaled.

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

                               APPENDIX "C"

                            Standard Discounts


1) Distributor shall receive the following Standard Discounts for the Term of this agreement, or as amended, towards the purchase of the Products noted in Appendix "B" to this Agreement, as follows:

a)  All MicroAnnex ELS termserver hardware and Software,
    cables and accessories                              *****
b)  All MicroAnnex XL and Annex 3 communication server
    hardware and software, cables and accessories       *****
c)  All Optional Software Keys, except LAT              *****
d)  LAT Software keys                                   *****
e)  All MicroAnnex NCS communications server hardware
    and software, cable and accessories                 *****
f)  Software Services, including Customer Assistance
    Programs (CAPS)                                     *****
g)  All Repairs                                   No Discount


2) Xylogics shall make available to Distributor a list of Resellers with which Xylogics has a direct contract, for the express and sole purpose of aiding Distributor in recruiting and selling to these Resellers. It is Xylogics' intent to have these
Resellers
    purchase from Distributor, but Xylogics does not wish to and will not forcibly direct Resellers to purchase from Distributor while they hold a direct contract with Xylogics. These resellers shall be henceforth termed "Target Resellers".

    To allow Distributor to profitably sell to these Resellers at or near the Resellers' present contract discounts with Xylogics, Xylogics will retroactively rebate to Distributor an additional ****************** margin over standard Distributor cost on all Micro Annex XL and Annex 3 hardware, software, cables and accessories sold to any of these Resellers for the period of one
    (1) year from the time of first sale. Once Reseller begins to purchase from Distributor, their purchases then become Eligible for credit for one year, at the expiration of which point their purchases are no longer eligible for a credit.

* DENOTES CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY.

On a monthly basis, no later than the end of the second calendar week of the following month, Distributor will submit an aggregate point-of-sale (POS) record to Xylogics for purposes of sales commission payment and accrual of any credit(s) due. POS shall contain at a minimum, Eligible Target Reseller name, sate, zip code, Xylogics' part numbers, quantity, extended resale price, with all sales to the same reseller for the month subtotaled. Based on Distributor's cost and resale price, Xylogics shall rebate a credit to Distributor sufficient to guarantee Distributor an ***** ************ margin over standard Distributor cost for all sales to Eligible Target Resellers.

In no case will any Target Reseller remain eligible for credits longer than two (2) years from the original date of this Agreement, at which point Distributor will purchase all Products at Standard Discounts without rebate credit.

In addition to the target reseller list discussed above Xylogics will provide DISTRIBUTOR with a complete and continuously updated list of all resellers doing business with Xylogics, for the sole purpose of coordinating sales and marketing efforts between our companies.

                        End User License Agreement

                            NOTICE TO END USER

      DO NOT OPEN SOFTWARE PACKAGE UNTIL YOU HAVE READ THIS
AGREEMENT



Our software license is displayed on this document so you can read it before opening the software package. DO NOT OPEN the software package until you have carefully read this Agreement. BY OPENING THE SOFTWARE
PACKAGE YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT. If you do not agree with the terms and conditions of this Agreement, promptly return all items, including hardware, written material and software package, UNOPENED, to Xylogics, Inc. for a full refund.

In consideration for acquiring a license to use the software and related documentation contained in this package ("Software"), you agree to the following terms and conditions:

1. GRANT OF LICENSE. Xylogics grants to you a nonexclusive, nontransferable license, without the power to sublicense (a) to use the
Software solely in connection with the use of the Xylogics hardware product provided herewith, and (b) to make one copy of the Software solely for backup or archival purposes. You shall have no right to use or otherwise deal with the LAT Protocol included in the Software unless you have paid the separate fee applicable to the LAT Protocol.
Upon
payment of such fee, you shall have a license to use the LAT Protocol on that number of ports for which you have paid the fee, on the terms and conditions, and subject to the restrictions set forth in this Agreement. You must place on any copy of the Software the same copyright and other proprietary rights notices as appears on the original, or any other reasonable notice which Xylogics may require from time to time. You must not transfer, sell, assign, rent, distribute or otherwise make available any copies of the Software to others. Xylogics reserves all rights not expressly granted to you.

YOU MAY NOT MODIFY, TRANSLATE, DISASSEMBLE, OR DECOMPILE THE
SOFTWARE
OR ANY COPY, IN WHOLE OR IN PART.

2.  PROPRIETARY RIGHTS.  For purposes of Section 117 of the
Copyright
Act of 1976, as amended, and for all other purposes, Xylogics and/or its licensor shall be considered the owner of the Software and all copyright, trade secret, patent and other property rights relating to the Software. The nonexclusive license set forth in this Agreement is not a sale of the Software or any copy. You acknowledge that the Software contains valuable confidential information of Xylogics and/or its licensor. You agree to hold all such information in the strictest of confidence, and agree not to disclose such information to anyone other than your employees with a bona fide need to know.

3. NO OTHER RIGHTS. Except as stated above, this Agreement does not grant you any rights to patents, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered), or any other rights, franchises, or licenses in respect of the Software.

4. TERM. The license is effective until terminated. You may terminate the license at any time by destroying or returning to Xylogics the Software (including the related documentation) together with all copies or modifications in any form. Xylogics will have the right to terminate this license immediately if you fail to comply with any term or condition of this Agreement. Upon any termination you must destroy or return to Xylogics the Software (and documentation) together with all copies or modifications in any form, and all other confidential material provided by Xylogics which is in your possession at the time of termination.

5.  LIMITED SOFTWARE WARRANTY.

a. Xylogics warrants solely to you that the Software will perform substantially in accordance with the user's manual for a period of ninety (90) days after delivery to you ("Warranty Period"). You must report all defects within the Warranty Period to be eligible for warranty service.

b. If the Software fails to comply with this limited warranty,
Xylogics will, at its option and at no cost to you, use reasonable efforts to correct errors you discover which fall within this limited warranty provision and which you report during the Warranty Period, or replace the Software or refund the license fee paid for the Software provided you return the Software. Xylogics' obligations, under this limited warranty are expressly conditioned upon your proper use, management and supervision of the Software. No warranty shall extend to any Software which has been altered or modified by or on behalf of any person other than Xylogics.

c. Xylogics does not represent that the use or performance of the
Software will be uninterrupted or error-free. Xylogics does not and cannot warrant the performance or results you may obtain by using the
Software or documentation. The foregoing states the sole and exclusive remedies Xylogics will provide for breach of warranty. EXCEPT FOR THE
FOREGOING 90-DAY LIMITED WARRANTY, XYLOGICS EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES
AS TO PERFORMANCE, NONINFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

6. LIMIT OF LIABILITY. IN NO EVENT WILL XYLOGICS BE LIABLE TO YOU OR ANY THIRD PARTY FOR ANY SPECIAL DAMAGES, INCLUDING ANY LOST PROFITS,
LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF XYLOGICS OR ANY XYLOGICS REPRESENTATIVE HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL XYLOGICS' LIABILITY ARISING FROM ANY CAUSE OR ACTION WHATSOEVER
WITH RESPECT TO THE SOFTWARE EXCEED THE LICENSE FEE PAID BY YOU.

7. EXPORT. You acknowledge that the laws and regulations of the United States restrict the export and re-export of the Software.
You
agree that you will not export or re-export the Software or media in any form without the appropriate United States and foreign government approval.

8. GOVERNMENT END USERS. If you are acquiring the Software on behalf of any unit or agency of the United States Government, the following provisions apply:

a. You acknowledged that the Software: (1) was developed at private expense, and no part of it was developed with government funds, (2) is a trade secret for all purposes of the Freedom of Information Act, (3) is "commercial computer software" subject to limited utilization as provided in this Agreement and (4) in all respects is proprietary data belonging to Xylogics and/or its licensor.

b. For units of the Department of Defense ("DoD"), the Software is licensed only with "Restricted Rights" as that term is defined in the DoD supplement to the Federal Acquisition Regulations, 252.227-7013(c)(1)(ii).

RESTRICTED RIGHTS LEGEND

Use duplication or disclosure by the Government is subject to restrictions as set forth in paragraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at
DFARS 252.227-7013.  Xylogics, Inc., 53 Third Avenue,
Burlington, MA 01803.

c. For government agencies other than the DoD, the software is licensed only with "Restricted Rights" as provided for in the Federal Acquisition Regulation 52.227-19.

Notice - Notwithstanding any other lease or license agreement that may pertain to, or accompany the delivery of, this computer software, the rights of the Government regarding its use, reproduction, and disclosure are set forth in section 52.227-19 of the Federal Acquisition
Regulations and in this Agreement.

9. CHOICE OF LAW. This agreement will be governed by the laws of the Commonwealth of Massachusetts as applied to transactions taking place wholly within Massachusetts between Massachusetts residents.

10. INTEGRATION. You acknowledge that you have read this Agreement, understand it, and that by opening the package you agree to be bound by its terms and conditions. You further agree that it is the complete and exclusive statement of the agreement between Xylogics and you which supersedes any proposal or prior agreement, oral or written, and any other communications between xylogics and you relating to the subject matter of this Agreement. No variation of the terms of this Agreement or any different terms will be enforceable against Xylogics unless Xylogics gives its express consent, including an express waiver of the terms of this Agreement, in writing signed by an officer of Xylogics.


If you have any questions concerning this Agreement, please
contact Xylogics in writing at 53 Third Street, Burlington, MA
01803